Scudder
Large Company Growth Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital through investment primarily in the equity securities of large U.S. growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER (logo)

                        Scudder Large Company Growth Fund

--------------------------------------------------------------------------------
Date of Inception: 5/15/91   Total Net Assets as of      Ticker Symbol:  SCQGX
                           10/31/98: $502.16 million
--------------------------------------------------------------------------------

o Scudder Large Company Growth Fund's (the "Fund") 18.86% total return for the 12 months ended October 31, 1998 placed it in the top 22% of the 945 growth funds ranked by Lipper Analytical Services.

o Large-cap growth stocks were the best performing sector of the U.S. stock market in this period, creating a favorable investment environment for the Fund.

o Fund management continues to select individual companies whose consistent earnings growth, recognizable brand franchises, and strong management will allow them to prosper in any economic environment.


                                Table of Contents

   3  Letter from the Fund's President   17  Financial Highlights
   4  Performance Update                 18  Notes to Financial Statements
   5  Portfolio Summary                  21  Report of Independent Accountants
   6  Portfolio Management Discussion    22  Tax Information
   9  Glossary of Investment Terms       24  Officers and Trustees
  10  Investment Portfolio               25  Investment Products and Services
  14  Financial Statements               26  Scudder Solutions


                     2 - Scudder Large Company Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     The past twelve months have been a time of extraordinary volatility in the global financial markets. As the Pacific Basin, Russia, and, to a lesser extent, Latin America were gradually engulfed by the economic crisis in the developing countries, the durability of growth in the United States was also called into question. Although worried investors liquidated stocks of all sizes in response to the uncertainty, many large, liquid growth stocks were able to hold on to a significant portion of their gains from the first half of the year. In difficult market conditions, firms that have demonstrated consistent growth and solid business plans are often favored over investments with less predictable prospects. By investing in such companies, Scudder Large Company Growth Fund was well positioned for the market correction, posting a strong performance for the twelve-month period ended October 31, 1998.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder Large Company Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Large Company Growth Fund


                     3 - Scudder Large Company Growth Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                              Total Return
   ---------------------------------------------------
   Period Ended   Growth of                    Average
   10/31/98       $10,000        Cumulative    Annual
   ---------------------------------------------------
   Scudder Large Company Growth Fund
   ---------------------------------------------------
   1 Year         $  11,886        18.86%      18.86%
   5 Year         $  22,737       127.37%      17.85%
   Life of Fund*  $  31,265       212.65%      16.50%
   ---------------------------------------------------
   Russell 1000 Growth Index
   ---------------------------------------------------
   1 Year         $  12,463        24.63%      24.63%
   5 Year         $  27,033       170.33%      21.99%
   Life of Fund*  $  33,273       232.73%      17.58%
   ---------------------------------------------------
   * The Fund commenced operation on May 15, 1991.
     Index comparisons begin May 31, 1991.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
CHART DATA:

                 Russell 1000        Scudder Large Company
                 Growth Index        Growth Fund

           5/91*     10000                   10000
            '91      10350                   10894
            '92      11469                   12252
            '93      12308                   13169
            '94      12974                   13220
            '95      16768                   16364
            '96      20463                   19553
            '97      26696                   25192
            '98      33273                   29943

Yearly periods ended October 31

   The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly periods ended October 31

                                               1991*     1992      1993       1994      1995      1996      1997       1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                              $ 13.65   $ 15.30   $ 16.42   $ 16.17    $ 18.44   $ 21.19   $ 25.10   $ 28.17
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                             $    --   $   .03   $   .03   $   .08    $   .15   $   .14   $    --   $    --
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions                  $    --   $   .02   $    --   $   .24    $  1.09   $   .60   $  1.77   $  1.46
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                          13.75     12.47      7.49       .39      23.78     19.49     28.84     18.86
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                          8.66     10.82      7.31      5.40      29.23     22.05     30.46     24.63
------------------------------------------------------------------------------------------------------------------------------------

On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund would have been lower.


                     4 - Scudder Large Company Growth Fund

                    Portfolio Summary as of October 31, 1998

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Equity Holdings                97%
      Cash Equivalents                3%
   --------------------------------------
                                    100%
   --------------------------------------

   The Fund remains fully invested in domestic, large-cap growth stocks.


------------------------------
Sectors
(Excludes 3% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Health                         21%
      Technology                     19%
      Consumer Staples               16%
      Consumer Discretionary         13%
      Media                           8%
      Financial                       7%
      Manufacturing                   7%
      Service Industries              4%
      Durables                        4%
      Communications                  1%
   --------------------------------------
                                    100%
   --------------------------------------

   An unstable economic environment made the strong earnings growth in the technology and healthcare sectors particularly attractive.


---------------------------
Ten Largest Equity Holdings
(32% of Portfolio)
---------------------------

    1. Microsoft Corp.
       Producer of computer operating
       systems software
    2. General Electric Corp.
       Leading producer of electrical
       equipment
    3. Intel Corp.
       Producer of semiconductor memory
       circuits
    4. Pfizer, Inc.
       International healthcare company
    5. Home Depot., Inc.
       Building materials and home
       improvement products
    6. Philip Morris Companies Inc.
       Tobacco, food products and
       brewing company
    7. Lucent Technologies, Inc.
       Designer of public and private
       computer networks
    8. Cisco Systems, Inc.
       Manufacturer of computer network
       products
    9. Merck & Co. Inc.
       Leading drug manufacturer
   10. Coca-Cola Co., Inc.
       International soft drink company


   The Fund's top holdings demonstrate a large focus on large, well-managed U.S. companies.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                     5 - Scudder Large Company Growth Fund

                         Portfolio Management Discussion

In the following interview, Valerie F. Malter and George P. Fraise, portfolio managers of Scudder Large Company Growth Fund, discuss the market environment and the Fund's current investment strategy.

Q: The year ended October 31, 1998 was characterized by unusually high volatility. What happened?

A: Quite a lot. After roaring ahead in the first half of 1998, stocks tumbled in the third quarter, posting their worst three-month return since Saddam Hussein invaded Kuwait in the third quarter of 1990. Remarkably, the summer began with investors still lauding the "Goldilocks Economy"; the ideal combination of strong growth and low interest rates provided the basis for a 23.27% year-to-date return in the unmanaged S&P 500 Index at its peak on July 17. The rosy outlook soon began to darken, however, following a series of events that cast doubt on the stability of the global financial system. First, the Russian government announced a simultaneous debt moratorium and currency devaluation on August 17, which sparked a chain reaction throughout the global financial markets. Foremost among the areas affected was Latin America, where investors liquidated financial assets on fears that Brazil would be forced to devalue its currency. Next, and even closer to home, came the bailout of the hedge fund Long Term Capital Management, igniting fears that U.S.-based lending institutions would suffer from exposure to risky derivatives and margin-lending activities. The combination of these events caused investors to reassess their views on the U.S. economy, leading to a flight of capital from stocks into the relative safety of U.S. Treasuries. Although the selloff reached a crescendo in mid-September, the stock market rebounded following consecutive quarter point rate cuts by the U.S. Federal Reserve. A broad-based rally followed the Fed's decision, and the S&P 500 posted a stellar 8.13% return in October.

Q: How did the Fund perform in this market environment?

A: Until September, our portfolio of large, liquid growth stocks held up well, despite relatively high valuations in this sector. Through August, large-cap growth stocks continued to outperform large-cap value stocks as equity investors sought heavily-traded, established companies with reliable earnings histories. Against this backdrop, the Fund returned 18.86% for the twelve-month period, trailing the 21.99% return of the unmanaged S&P 500 Index and the 24.63% return of the unmanaged Russell 1000 Growth Index. In relation to its peers the Fund performed very well, finishing in the top 22% of the 945 growth funds ranked by Lipper Analytical Services.

In an environment where market leadership was extremely narrow, diversified equity mutual funds such as Scudder Large Company Growth Fund were disadvantaged. Whereas the unmanaged indices weight their holdings according to market capitalization, we strive to control risk by investing in a well diversified portfolio. While this approach can lead to short-term underperformance, we believe that in the long run our strategy of active risk management can add substantial value for shareholders of the Fund.


                     6 - Scudder Large Company Growth Fund

Q: What was your approach to managing the portfolio over the twelve months?

A: Even when markets are as volatile as they have been this year, we adhere to our strategy of using fundamental research to make portfolio decisions on a stock-by-stock basis. Our objective is to generate long-term growth by selecting well established companies with the strongest competitive positions from each sector of our growth stock universe. When considering each individual stock, we look for strength in such fundamental traits as the quality of management, the presence of a recognizable brand franchise, and the ability to deliver consistent earnings growth in any economic environment. Additionally, we strive to find companies that have minimal debt and solid balance sheets, characteristics that are gaining importance as deflationary forces become more prevalent. In general, we believe that firms with such traits have the ability to control their own destinies, unlike more cyclical or commodity-oriented businesses that simply react to prices set in the world market. By constructing the portfolio in this manner, we strive to limit the impact of short-term fluctuations in the economy.

Q: In what sectors did you find such companies?

A: Technology and healthcare are examples of two industries where we hold stocks that are well positioned to maintain high growth rates. Among technology companies, our strategy of focusing on the premier franchises in software, hardware, the internet, and networking and telecommunications equipment has paid off. As the year progressed, less competitive firms began to report earnings disappointments, while the leaders, such as Cisco Systems, did not. Cisco is a prime example of a stock that was well positioned to benefit from the preference for large growth companies that took place this summer. A company that has demonstrated consistent earnings growth and domination within the market for routing equipment, Cisco held up relatively well through the downturn, then rebounded sharply when the market recovered in October. In the healthcare sector, exposure to U.S. pharmaceutical companies with strong new product sales also had a positive impact on Fund performance. Sales of prescription drugs, a non-discretionary item, are not impacted by changes in economic conditions.

Q: What were some of the investments that detracted from Fund performance?

A: Some of our bellwether holdings, such as Coca-Cola, Gillette, and Procter & Gamble, suffered declines following the preannouncement of earnings that fell below expectations. These warnings led investors to sell not only these companies, but also other multinational firms so much of which are held within the Fund. While we eliminated our holding in Gillette because of its slowing growth rate, we maintained our positions in Coke and P&G on the belief that sales volume slowdowns at those companies are only a temporary phenomenon.

The negative announcements from multinationals generally led investors to draw what we believe were mistaken conclusions about other sectors of the market. Media stocks, such as Clear Channel Communications, Outdoor Systems, and Omnicom were negatively impacted by fears of reduced spending by multinational firms, although in reality their sales are strong and prices for billboard space and

                     7 - Scudder Large Company Growth Fund
radio ad time have remained stable. In the retailing sector, stock prices weakened on the fear that a recession would crimp the spending of U.S. consumers. This concern has so far proven unfounded, as consumer confidence is high and new auto sales, a key indicator of spending habits, are strong. We remain confident that we hold the stocks of the best companies in the media, retail, and consumer products sectors.

Q: What is your outlook for domestic growth stocks?

A: In the months ahead, it is reasonable to expect further volatility in the stock market as investors adjust to slowing global growth. While the Federal Reserve's proactive decision to cut interest rates should prove beneficial to the domestic economy, it is also likely that the Asian financial crisis will exert a further drag on multinational firms. In times such as these, when the investment picture is murky and corporate earnings are under pressure, the importance of maintaining the disciplined approach of investing in companies that we believe can provide sustainable growth is paramount. Going forward, we will continue to make long-term investments in companies that are the best-equipped to cope with further surprises in the global economy.


                              Scudder Large Company
                    Growth Fund: A Team Approach to Investing

  Scudder Large Company Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Valerie F. Malter joined the Adviser in 1995 and is responsible for the Fund's investment strategy and daily operation. Valerie has 11 years of experience as an analyst covering a wide range of industries, and four years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. George Fraise, Portfolio Manager, joined the Fund and the Adviser in 1997 and has 10 years of experience in the financial industry.


                     8 - Scudder Large Company Growth Fund

                          Glossary of Investment Terms

CYCLICAL COMPANIES         Companies whose earnings fluctuate with the
                           business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

CURRENCY DEVALUATION       A significant decline of a currency's value
                           relative to other currencies, such as the U.S.
                           dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

DERIVATIVE                 A contract whose value is based on the performance
                           of an underlying financial asset. Derivatives afford leverage, and can be used in an effort to enhance returns or protect a portfolio. Derivatives can also experience significant losses if the underlying security moves contrary to the investor's expectations.

GROWTH STOCK               Stock of a company that has displayed greater than
                           average earnings growth and is expected to increase profits in the future. Stocks of such companies usually trade at a higher price relative to earnings
                           (a higher p/e ratio) and exhibit greater price volatility.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding  shares of
                           common stock, determined by multiplying the number of shares outstanding by the market price. The universe of publicly traded companies is frequently divided into large-, medium-, and small-capitalizations.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by
                           price-to-earnings ratio, price-to-book ratio, or some other valuation measure, relative to the industry or the market overall. Value stocks tend to display less price volatility and higher dividend yields.

VOLATILITY                 The tendency of a security, commodity, or market to
                           rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. While offering higher returns, stock funds are considered to be higher risk due to their larger variations in price.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Large Company Growth Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 10/30/1998,
  5.4%, to be repurchased at $17,208,740 on 11/2/1998, collateralized by a                                        ------------
  $15,445,000 U.S. Treasury Note, 7.5%, 5/15/2002 (Cost $17,201,000) ....................     17,201,000            17,201,000
                                                                                                                  ------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 96.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 12.2%
Department & Chain Stores 11.2%
Consolidated Stores Corp.* ..............................................................        322,300             5,297,806
Costco Companies, Inc.* .................................................................        111,100             6,304,925
Dayton Hudson Corp. .....................................................................        212,200             8,991,975
Home Depot, Inc. ........................................................................        356,400            15,503,400
Rite Aid Corp. ..........................................................................        203,300             8,068,469
Wal-Mart Stores, Inc. ...................................................................        169,100            11,667,900
                                                                                                                  ------------
                                                                                                                    55,834,475
                                                                                                                  ------------
Hotels & Casinos 1.0%
Royal Caribbean Cruises Ltd. ............................................................        185,600             5,173,600
                                                                                                                  ------------
Consumer Staples 15.4%
Alcohol & Tobacco 2.8%
Philip Morris Companies, Inc. ...........................................................        271,300            13,870,213
                                                                                                                  ------------
Food & Beverage 6.6%
Coca-Cola Co., Inc. .....................................................................        187,100            12,652,637
H.J. Heinz Co. ..........................................................................        172,700            10,038,187
Interstate Bakeries Corp. ...............................................................        120,200             3,012,512
Kroger Co. ..............................................................................        133,300             7,398,150
                                                                                                                  ------------
                                                                                                                    33,101,486
                                                                                                                  ------------
Package Goods/Cosmetics 6.0%
Colgate-Palmolive Co. ...................................................................        121,400            10,728,725
Estee Lauder Companies "A" ..............................................................        123,200             8,077,300
Procter & Gamble Co. ....................................................................        124,500            11,064,938
                                                                                                                  ------------
                                                                                                                    29,870,963
                                                                                                                  ------------
Health 20.7%
Health Industry Services 2.2%
McKesson Corp. ..........................................................................         81,900             6,306,300
Total Renal Care Holdings, Inc.* ........................................................        200,400             4,909,800
                                                                                                                  ------------
                                                                                                                    11,216,100
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Large Company Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Medical Supply & Specialty 3.3%
Arterial Vascular Engineering, Inc.* ....................................................        140,300             4,314,225
Medtronic Inc. ..........................................................................        189,600            12,324,000
                                                                                                                  ------------
                                                                                                                    16,638,225
                                                                                                                  ------------
Pharmaceuticals 15.2%
Bristol-Myers Squibb Co. ................................................................        103,300            11,421,106
Eli Lilly & Co. .........................................................................        118,198             9,566,650
Johnson & Johnson .......................................................................         70,200             5,721,300
Merck & Co., Inc. .......................................................................         98,000            13,254,500
Pfizer, Inc. ............................................................................        166,200            17,835,338
Schering-Plough Corp. ...................................................................         77,200             7,941,950
Warner-Lambert Co. ......................................................................        128,300            10,055,513
                                                                                                                  ------------
                                                                                                                    75,796,357
                                                                                                                  ------------
Communications 1.6%
Telephone/Communications
MCI WorldCom, Inc.* .....................................................................        144,800             8,000,200
                                                                                                                  ------------
Financial 6.8%
Banks 1.1%
First Union Corp. .......................................................................         91,400             5,301,200
                                                                                                                  ------------
Insurance 5.7%
Allstate Corp. ..........................................................................        162,400             6,993,350
American International Group, Inc. ......................................................        117,488            10,015,809
MBIA, Inc. ..............................................................................         87,100             5,323,987
UNUM Corp. ..............................................................................        143,500             6,376,781
                                                                                                                  ------------
                                                                                                                    28,709,927
                                                                                                                  ------------
Media 7.6%
Advertising 3.4%
Omnicom Group, Inc. .....................................................................        156,400             7,732,025
Outdoor Systems, Inc.* ..................................................................        414,987             9,155,651
                                                                                                                  ------------
                                                                                                                    16,887,676
                                                                                                                  ------------
Broadcasting & Entertainment 4.2%
Clear Channel Communications, Inc.* .....................................................        274,900            12,525,131
Univision Communication, Inc.* ..........................................................        293,000             8,643,500
                                                                                                                  ------------
                                                                                                                    21,168,631
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Large Company Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 3.7%
EDP Services 1.2%
America Online Inc. .....................................................................         46,700             5,933,818
                                                                                                                  ------------
Miscellaneous Commercial Services 1.5%
Modis Professional Services, Inc.* ......................................................        432,100             7,615,763
                                                                                                                  ------------
Miscellaneous Consumer Services 1.0%
Service Corp. International .............................................................        142,500             5,076,563
                                                                                                                  ------------
Durables 3.7%
Telecommunications Equipment
Ascend Communications, Inc.* ............................................................        100,400             4,844,300
Lucent Technologies Inc. ................................................................        169,700            13,607,818
                                                                                                                  ------------
                                                                                                                    18,452,118
                                                                                                                  ------------
Manufacturing 6.7%
Chemicals 1.2%
Monsanto Co. ............................................................................        151,900             6,170,938
                                                                                                                  ------------
Diversified Manufacturing 5.5%
General Electric Co. ....................................................................        222,700            19,486,250
Textron, Inc. ...........................................................................        108,100             8,039,938
                                                                                                                  ------------
                                                                                                                    27,526,188
                                                                                                                  ------------
Technology 18.2%
Computer Software 6.5%
Computer Associates International, Inc. .................................................        127,300             5,012,437
Microsoft Corp.* ........................................................................        209,500            22,180,813
PeopleSoft Inc.* ........................................................................        236,500             5,010,844
                                                                                                                  ------------
                                                                                                                    32,204,094
                                                                                                                  ------------
EDP Peripherals 1.1%
EMC Corp.* ..............................................................................         88,200             5,677,875
                                                                                                                  ------------
Electronic Data Processing 3.2%
Dell Computer Corp.* ....................................................................        155,400            10,198,125
Sun Microsystems, Inc.* .................................................................         97,100             5,656,075
                                                                                                                  ------------
                                                                                                                    15,854,200
                                                                                                                  ------------
Office/Plant Automation 2.7%
Cisco Systems, Inc.* ....................................................................        215,925            13,603,275
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Large Company Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Semiconductors 4.7%
Intel Corp. .............................................................................        204,000            18,194,250
Linear Technology Corp. .................................................................         90,200             5,378,176
                                                                                                                  ------------
                                                                                                                    23,572,426
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $360,394,660)                                                                            483,256,311
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $377,595,660) (a)                                                       500,457,311
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $378,395,727. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $122,061,584. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $130,690,977 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,629,393.

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Large Company Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $377,595,660) ................     $ 500,457,311
                 Cash .................................................................               317
                 Receivable for investments sold ......................................         1,366,942
                 Receivable for Fund shares sold ......................................         1,191,731
                 Dividends and interest receivable ....................................           144,645
                                                                                           ----------------
                 Total assets .........................................................       503,160,946
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................           580,294
                 Accrued management fee ...............................................           248,116
                 Other payables and accrued expenses ..................................           176,730
                                                                                           ----------------
                 Total liabilities ....................................................         1,005,140
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 502,155,806
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ................       122,861,651
                 Accumulated net realized gain (loss) .................................        30,997,412
                 Paid-in capital ......................................................       348,296,743
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 502,155,806
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($502,155,806 / 17,828,773 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................            $28.17
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Large Company Growth Fund

                             Statement of Operations

                           year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $10,896) .................     $   3,138,823
                 Interest .............................................................           847,982
                                                                                           ----------------
                                                                                                3,986,805
                 Expenses:
                 Management fee .......................................................         2,478,112
                 Services to shareholders .............................................         1,378,899
                 Custodian and accounting fees ........................................            92,194
                 Trustees' fees and expenses ..........................................            46,890
                 Reports to shareholders ..............................................            79,000
                 Auditing .............................................................            35,733
                 Legal ................................................................            13,284
                 Registration fees and other expenses .................................            75,714
                                                                                           ----------------
                                                                                                4,199,826
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                    (213,021)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ............................        31,321,568
                 Net unrealized appreciation (depreciation) on investments
                   during the period ..................................................        35,342,915
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    66,664,483
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  66,451,462
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Large Company Growth Fund

                       Statements of Changes in Net Assets

                                                                                       Years Ended October 31,
Increase (Decrease) in Net Assets                                                      1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...............................    $    (213,021)    $    (125,567)
                 Net realized gain (loss) on investments ....................       31,321,568        19,434,917
                 Net unrealized appreciation (depreciation) on
                   investments during the period ............................       35,342,915        42,639,713
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...............................................       66,451,462        61,949,063
                                                                                ----------------  ----------------
                 Distributions to shareholders from:
                 Net realized gains from investment transactions ............      (16,858,738)      (17,790,946)
                                                                                ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................      297,954,229       131,500,078
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ............................       16,409,785        17,272,174
                 Cost of shares redeemed ....................................     (149,865,907)     (126,119,027)
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .............................................      164,498,107        22,653,225
                                                                                ----------------  ----------------
                 Increase (decrease) in net assets ..........................      214,090,831        66,811,342
                 Net assets at beginning of period ..........................      288,064,975       221,253,633
                                                                                ----------------  ----------------
                 Net assets at end of period ................................    $ 502,155,806     $ 288,064,975
                                                                                ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................       11,477,024        10,441,357
                                                                                ----------------  ----------------
                 Shares sold ................................................       11,101,198         5,688,934
                 Shares issued to shareholders in reinvestment of
                   distributions ............................................          667,879           850,846
                 Shares redeemed ............................................       (5,417,328)       (5,504,113)
                                                                                ----------------  ----------------
                 Net increase (decrease) in Fund shares .....................        6,351,749         1,035,667
                                                                                ----------------  ----------------
                 Shares outstanding at end of period ........................       17,828,773        11,477,024
                                                                                ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Large Company Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  Years Ended October 31,
                                                                   1998(a)    1997(a)     1996(a)      1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, beginning of period ........................     $ 25.10     $ 21.19    $ 18.44     $ 16.17     $ 16.42
                                                                ------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ................................        (.02)       (.01)       .08         .11         .16
Net realized and unrealized gain (loss) on investments ......        4.55        5.69       3.41        3.40        (.09)
                                                                ------------------------------------------------------------
Total from investment operations ............................        4.53        5.68       3.49        3.51         .07
                                                                ------------------------------------------------------------
Less distributions from:
Net investment income .......................................          --          --       (.14)       (.15)       (.08)
Net realized gains on investment transactions ...............       (1.46)      (1.77)      (.60)      (1.09)       (.24)
                                                                ------------------------------------------------------------
Total distributions .........................................       (1.46)      (1.77)      (.74)      (1.24)       (.32)
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, end of period ..............................     $ 28.17     $ 25.10    $ 21.19     $ 18.44     $ 16.17
                                                                ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ............................................       18.86       28.84      19.49       23.78         .39
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................         502         288        221         173         113
Ratio of operating expenses net, to average
  daily net assets (%) ......................................        1.19        1.21       1.07        1.17        1.25
Ratio of net investment income (loss) to average
  daily net assets (%) ......................................        (.06)       (.05)       .41         .71         .96
Portfolio turnover rate (%) .................................        54.1        67.9       68.8        91.6       119.7

(a) Based on monthly average shares outstanding during the period.


                     17 - Scudder Large Company Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Large Company Growth Fund (formerly Quality Growth Fund) (the "Fund") is a diversified series of the Investment Trust (the "Trust") (formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the


                     18 - Scudder Large Company Growth Fund

Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $322,531,099 and $183,782,084, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Trust's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended October 31, 1998, the fee pursuant to these agreements amounted to $2,478,112, of which $248,116 was unpaid at October 31, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.


                     19 - Scudder Large Company Growth Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $626,382, of which $58,000 was unpaid at October 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At October 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $253,762.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1998, the amount charged to the Fund by STC aggregated $411,592, of which $32,000 was unpaid at October 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $62,799, of which $11,007 was unpaid at October 31, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser $4,800 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Trustees fees and expenses aggregated $46,890.


                     20 - Scudder Large Company Growth Fund

                        Report of Independent Accountants


To the Trustees of the Investment Trust and the Shareholders of Scudder Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Growth Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998


                     21 - Scudder Large Company Growth Fund

                                 Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1998.

The Fund paid distributions of $1.24 per share from net long-term capital gains during its fiscal year ended October 31, 1998, of which 24.2% represented 20% rate gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $33,000,000 as capital gain dividends for the year ended October 31, 1998.


                     22 - Scudder Large Company Growth Fund

                                    This Page
                                  intentionally
                                   left blank.


                     23 - Scudder Large Company Growth Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     24 - Scudder Large Company Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     25 - Scudder Large Company Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     26 - Scudder Large Company Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     27 - Scudder Large Company Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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